UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01. Other Events

On December 16, 2024, CVS Health Corporation, a Delaware corporation (the “Company”), issued press releases announcing the (A) early results and election of early settlement and (B) pricing, respectively, of its cash tender offer (the “Maximum Tender Offer”) for the maximum principal amount of the following series of Maximum Tender Offer Notes (as defined below) for which the aggregate purchase price, not including accrued interest, payable in respect of such Maximum Tender Offer Notes, does not exceed $1,774,423,242.62 (such maximum purchase price, the “Maximum Tender Offer Amount”): its 2.700% Senior Notes due 2040, its 3.875% Senior Notes due 2047 issued by its wholly-owned subsidiary Aetna Inc. (“Aetna”), its 4.250% Senior Notes due 2050, the 4.125% Senior Notes due 2042 issued by Aetna, its 4.125% Senior Notes due 2040, its 2.125% Senior Notes due 2031, its 1.875% Senior Notes due 2031, its 5.050% Senior Notes due 2048, the 4.500% Senior Notes due 2042 issued by Aetna and its 1.750% Senior Notes due 2030 (together, the “Maximum Tender Offer Notes”) validly tendered and accepted for purchase in connection with the Company’s previously announced cash tender offer commenced on December 2, 2024.

Because the Company expects to accept for purchase, subject to proration, the Maximum Tender Offer Amount of the Maximum Tender Offer Notes, no additional Maximum Tender Offer Notes are expected to be purchased pursuant to the Maximum Tender Offer after December 18, 2024, the early settlement date for such Maximum Tender Offer Notes validly tendered and accepted for purchase by the Company.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

Information Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties described in the Company’s Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 and Current Reports on Form 8-K.

You are cautioned not to place undue reliance on the Company’s forward-looking statements. The Company’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. The Company does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

99.1	Early Tender Results Press Release of CVS Health Corporation dated December 16, 2024

99.2	Pricing Press Release of CVS Health Corporation dated December 16, 2024

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: December 16, 2024	By:	/s/ Thomas F. Cowhey
Thomas F. Cowhey
Executive Vice President and Chief Financial Officer